UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2005 (August 9, 2005)
                                                -------------------------------

                            Anthracite Capital, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                    001-13937                 13-397-8906
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(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


          40 East 52nd Street, New York, New York               10022
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 810-3333
                                                   ----------------------------

                                      N/A
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Anthracite Capital, Inc. (the "Company" or "Anthracite") reported the following results on August 9, 2005:

The Company today reported net income available to common stockholders for the second quarter of 2005 of $0.18 per share versus a net loss to common stockholders of $0.08 per share for the same three-month period in 2004. For the six months ended June 30, 2005, net income available to common stockholders was $0.45 per share compared to net income available to common stockholders of $0.11 per share for the six months ended June 30, 2004.

Based on the $0.28 per share dividend declared on May 24, 2005, and the August 8, 2005 closing price of $11.33, Anthracite's annualized dividend yield is 9.9%. All dollar amounts discussed herein are in thousands, except per share amounts.

Second Quarter Financial Results
Interest income from commercial real estate assets increased $7,727, or 22% from the quarter ended June 30, 2004, which includes interest income of $752 related to the increase in expected yields on the Company's commercial mortgage-backed security ("CMBS") interest-only securities ("IOs"). Interest income from residential mortgage-backed securities ("RMBS") declined $2,695, or 50% from the quarter ended June 30, 2004. The repositioning of the Company's portfolio into commercial real estate assets from RMBS was the primary factor causing the change in the revenue mix.

The Company's weighted average cost of funds increased to 5.31% at June 30, 2005 from 4.43% at June 30, 2004. For the quarter ended June 30, 2005, hedging expenses not related to collateralized debt obligations ("CDOs") were $1,626 ($0.03 per share), a decrease from $3,148 ($0.06 per share) for the quarter ended June 30, 2004 and $2,300 ($0.04 per share) for the quarter ended March 31, 2005. The $1,522 decrease in hedging expense from the second quarter of 2004 is primarily attributable to the removal of interest rate swaps due to the issuance of fixed rate liabilities for the Company's fourth collateralized debt obligation ("CDO HY1") in the fourth quarter of 2004. The Company's estimated exposure at June 30, 2005 to a 50 basis point move in short-term interest rates decreased slightly to $0.011 per share annually from $0.012 per share annually at March 31, 2005.

The Company's debt to capital ratio at June 30, 2005 decreased slightly from 6.2:1 at December 31, 2004 to 6.1:1 at June 30, 2005, and the recourse debt to capital ratio increased from 1.6:1 to 1.8:1 over the same period. The increase in the Company's recourse debt to capital ratio is primarily attributable to financing associated with the purchase of multi-family agency securities as well as asset accumulation in anticipation of the issuance of the Company's fifth CDO in July 2005.

The net interest margin of 3.1% for the second quarter of 2005 decreased slightly from 3.3% for the second quarter of 2004.

In 2001, the Company adopted Emerging Issues Task Force Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). The Company is required to update its estimated cash flows for securities subject to EITF 99-20. The Company compares the yields resulting from the updated cash flows to the current GAAP yields. An impairment charge is required under EITF 99-20 if the updated yield is lower than the current GAAP yield and the security has a market value less than its adjusted purchase price. The Company carries all these securities at their market value on its consolidated statement of financial condition.

During the second quarter of 2005, the Company increased its underlying loan loss expectations on a 1998 vintage CMBS transaction, resulting in an impairment charge of $3,072 on one of the Company's below investment grade securities. This CMBS transaction has two underlying mortgage loans secured by assisted living facilities located in Texas that are performing below management's original expectations. The Company anticipates that these mortgage loans will be resolved in the third quarter of 2005. Based on management's current estimate of the amount recoverable from the resolution of the loans, an impairment charge was recorded in the second quarter. The actual loss may be less than or exceed the amount recorded in the second quarter depending upon final the resolution of these assets.

Commercial Real Estate Credit Risk
The Company's primary focus is to invest in a diversified portfolio of CMBS and commercial real estate loans. The majority of these investments take the form of CMBS that are collateralized by pools of underlying mortgage loans. The underlying loans are secured by first mortgages on office buildings, retail centers, apartment buildings, hotels and other types of commercial properties. The cash flows the Company receives from its CMBS portfolio are dependent upon the credit performance of the underlying mortgage loans. The Company assumes losses will occur on the underlying mortgage loans and the yield the Company accrues on its CMBS securities reflects these assumed losses. Loss assumptions are maintained at a level believed by management to be sufficient to absorb estimated credit losses inherent in the underlying mortgages.

The Company considers CMBS securities where it maintains the right to control the foreclosure/workout process on the underlying loans as controlling class CMBS ("Controlling Class CMBS"). The Company acquired two Controlling Class CMBS transactions during the second quarter of 2005 and owns 18 Controlling Class CMBS transactions as of June 30, 2005. However, the non-rated tranches of ten of the 18 transactions are included in CDO HY1 which reduces the Company's exposure to the credit risk in these transactions.

The current principal balance underlying the Company's 18 Controlling Class CMBS is $21,294,624. Delinquencies of 30 days or more as a percent of current loan balances were 0.96% at the end of the second quarter of 2005, compared with 1.28% at the end of the first quarter of 2005. With the disposition of four loans during the second quarter of 2005, the weighted average loss severity experienced for the 1998 and 1999 Controlling Class CMBS decreased from 25.7% at March 31, 2005 to 24.0% at June 30, 2005. No losses have been realized for those Controlling Class CMBS with vintages from 2001 through 2005 and the Company does not own any 2000 vintage Controlling Class CMBS. During the second quarter of 2005, there were credit upgrades on three of the Company's Controlling Class CMBS and no credit downgrades.

Commercial Real Estate Securities
During the second quarter of 2005, the Company purchased $301,846 of commercial real estate securities, of which $147,764 were multi-family agency securities. The Company's commercial real estate securities portfolio increased by approximately 22% from an estimated fair value of $1,624,007 at March 31, 2005 compared with $1,979,779 at June 30, 2005. The average yields on the Company's commercial real estate securities for the second quarters of 2005 and 2004, respectively, were as follows:

                                                          For the quarter ended
                                                                  June 30,
                                                             2005          2004
                                                         ----------------------
Investment grade commercial real estate securities          6.5%          6.1%
Non-investment grade CMBS securities                       10.6%          9.8%
All commercial real estate securities                       8.5%          8.0%


The average cost of financing the commercial real estate securities portfolio during the second quarter of 2005 was 5.5%, compared to 5.2% for the second quarter of 2004.

Net interest income and unrealized losses from the commercial real estate securities portfolio for the quarters ended June 30, 2005 and 2004, respectively, are as follows:


                                                      For the quarter ended
                                                             June 30,
                                                       2005          2004
                                                    -------------------------
Interest income                                      $33,602       $30,166
Interest expense*                                    (19,395)      (16,792)
                                                    -------------------------
Unrealized gains                                        (474)            -
                                                    -------------------------
Net interest income and unrealized losses from
  commercial real estate securities                   $13,733       $13,374
                                                    =========================

 *Including hedges in the Company's CDOs.


Commercial Real Estate Loans
During the quarter ended June 30, 2005, the Company experienced repayments of $45,222 related to its U.S. dollar denominated commercial real estate loan portfolio.

Additionally, during the quarter ended June 30, 2005, the Company purchased a commercial real estate loan secured by apartment buildings located throughout Germany. The loan is denominated in Euros and has a stated face of
(euro)25,000. The acquisition of this loan brings total European commercial real estate loans to $49,935 as of June 30, 2005, up from $19,748 as of March 31, 2005. The Company finances these loans by borrowing in the applicable currency and hedging the un-financed portion. The carrying value and average yields on the Company's commercial real estate loans, exclusive of the Company's investments in Carbon Capital, Inc. and Carbon Capital II, Inc. (collectively, the "Carbon Capital Funds"), as of June 30, 2005 were as follows:

                                                      Average         Average        Average
                                                     Spread to       Spread to      Spread to
                         Carrying       Average       1-month        3-month         3-month
                          Value          Yield       USD LIBOR       GBP LIBOR       EURIBOR
                     --------------------------------------------------------------------------
Fixed Rate                $89,111        9.71%
Floating Rate              82,885                      5.48%
Floating Rate              19,671                                      6.00%
Floating Rate              30,264                                                     4.00%
                    ----------------
                         $221,931
                    ================

For the three months ended June 31, 2005 and 2004, the total cost of borrowings secured by loan assets was 4.5% and 2.7%, respectively. The Company has three committed warehouse lines that can be used to finance these commercial loan assets. The Company's investments in the Carbon Capital Funds are included in commercial real estate loans. The annualized yield on the Company's investments in the Carbon Capital Funds was 18.8% for the quarter ended June 30, 2005. The Company's investments in the Carbon Capital Funds as of June 30, 2005 were $60,472 as compared to $56,812 as of December 31, 2004.

Net interest income from the commercial real estate loan portfolio for the quarters ended June 30, 2005 and 2004, respectively, is as follows:

                                                  For the quarter ended June 30,
                                                        2005           2004
                                                  ------------------------------
  Interest income                                     $7,961          $ 4,140
  Interest expense                                   (1,275)            (145)
                                                  ------------------------------
  Net interest income from commercial real
  estate loans                                       $6,686          $ 3,995
                                                  ==============================

Book Value
Net book value per share at the end of the second quarter of 2005 was $9.22. This is an increase of 6.2% from $8.68 at March 31, 2005 and is reflective of lower interest rates, credit upgrades and generally tighter credit spreads. During the quarter, Ten-Year Treasury interest rates decreased by 56 basis points.

Fifth Collateralized Debt Offering ("CDO HY2")
As previously reported, on July 26, 2005, the Company closed CDO HY2, a $249,500 offering. This transaction provides match funding for a portfolio of CMBS and unsecured real estate investment trust ("REIT") debt with a total par of $478,000. The portfolio includes two CMBS transactions that closed just prior to the CDO and a ramp facility that will finance up to $100,000 of additional par of CMBS to be acquired over a nine-month ramp period. The ramp facility is structured to provide financing for the same type of high yield CMBS investments.

The Company will initially record the transaction as a secured financing for accounting purposes and will consolidate the assets, liabilities, income and expense of the CDO issuer. In the event of a sale of the floating rate CDO debt security retained by the Company, the transaction would be recorded as a sale for accounting purposes and the assets, liabilities, income and expense of the CDO issuer would no longer be consolidated.

Once the ramp facility has been fully funded, the Company estimates the value of the transaction will be $351,000, consisting of net cash of $244,000 and the retained non-investment grade debt and the preferred shares with a fair market value of $107,000 in exchange for the portfolio of CMBS and REIT debt. The adjusted purchase price of the CMBS and REIT debt, excluding the assets to be contributed to the ramp facility, is approximately $267,000 and the estimated fair value of these securities is $274,000.

Dividend Reinvestment Plan
The Company's Dividend Reinvestment and Stock Purchase Plan (the "Plan") has been reinstated for all investment dates after July 26, 2005 with a discount of 2% to the trailing 12-business day average provided the stock price remains above threshold levels established by the Company at the time. The dividend reinvestment portion of the Plan remains in effect with a discount of 2% as well.

To request a prospectus and receive enrollment materials or to ask questions about the Plan, interested investors and stockholders may contact the Company's transfer agent, American Stock Transfer & Trust Company, at 1-877-248-6416, or Investor Relations, Anthracite Capital, Inc., at 212-810-3333. The Company's website address is www.anthracitecapital.com.

About Anthracite
Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield commercial real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. ("BlackRock") (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with approximately $414.4 billion in global assets under management as of June 30, 2005. BlackRock Realty Advisors, Inc., another subsidiary of BlackRock, provides real estate equity and other real estate-related products and services in a variety of strategies to meet the needs of institutional investors. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC") (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $118.8 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of June 30, 2005.

Forward Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the relative and absolute investment performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions and divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite's manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the Company.

Anthracite's Annual Report on Form 10-K for the year ended December 31, 2004 and Anthracite's subsequent reports filed with the SEC, accessible on the SEC's website at www.sec.gov, identify additional factors that can affect forward-looking statements.

The Company is filing the Anthracite Capital, Inc. Consolidated Statements of Financial Condition and Consolidated Statements of Operations as Exhibit 99.1.


Item 2.02.  Results of Operations and Financial Condition.

On August 9, 2005, Anthracite Capital, Inc. issued a press release announcing its earnings for the fiscal quarter ended June 30, 2005, which it is furnishing under this Item 2.02 as Exhibit 99.2.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1 Anthracite Capital, Inc., Consolidated Statements of Financial Condition and Consolidated Statements of Operation.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ANTHRACITE CAPITAL, INC.


                                      By:  /s/ James J. Lillis
                                         ----------------------------------
                                      Name:   James J. Lillis
                                      Title:  Chief Financial Officer

                                      Dated: August 9, 2005

                            ANTHRACITE CAPITAL, INC.
                           CURRENT REPORT ON FORM 8-K
                  Report dated August 9, 2005 (August 9, 2005)


EXHIBIT INDEX

Exhibit No.        Description

99.1 Anthracite Capital, Inc., Consolidated Statements of Financial Condition and Consolidated Statements of Operation.

99.2               Press Release issued by Anthracite Capital, Inc., dated
                   August 9, 2005.